UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2005

Date of Report (Date of earliest event reported)

Exact Name of Registrant as
Specified in Its Charter; State of
Commission File	Incorporation; Address of Principal	IRS Employer
Number	Executive Offices; and Telephone Number	Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street—37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure

On July 21, 2005, Exelon Corporation (“Exelon”) announced via press release Exelon’s results for the second quarter ended June 30, 2005. A copy of the press release and related attachments are attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are provided under Items 2.02 and 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99	Press release and earnings release attachments

*****

This Current Report on Form 8-K is being filed separately by Exelon, Commonwealth Edison Company (“ComEd”), PECO Energy Company (“PECO”) and Exelon Generation Company, LLC (“Generation”) (collectively, the “Registrants”). Information contained herein relating to any individual Exelon Registrant has been filed by such registrant on its own behalf. No individual Exelon Registrant makes any representation as to information relating to any other Exelon Registrant.

Forward-Looking Statements

Certain of the matters discussed in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein as well as those discussed in (1) Exelon Corporation’s 2004 Annual Report on Form 10-K in (a) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing the Business for each of Exelon, ComEd, PECO and Generation and (b) ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 15, PECO—Note 14 and Generation—Note 16 and (2) Exelon’s Current Report on Form 8-K filed on May 13, 2005 in (a) Exhibit 99.2 Management’s Discussion and Analysis of Financial Condition and Results of Operations — Exelon — Business Outlook and the Challenges in Managing the Business and (b) Exhibit 99.3 Financial Statements and Supplementary Data — Exelon Corporation and (3) other factors discussed in filings with the Securities and Exchange Commission (“SEC”) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC. A discussion of risks associated with the proposed merger of Exelon and Public Service Enterprise Group, Incorporated (“PSEG”) is included in the joint proxy statement/prospectus that Exelon filed with the Securities and Exchange Commission pursuant to SEC Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this news release.

Additional Information

The definitive joint proxy statement/prospectus was mailed to shareholders on or around June 10, 2005. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EXELON, PSEG AND THE PROPOSED MERGER. Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Exelon Corporation, Shareholder Services, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171.

The respective directors and executive officers of Exelon and PSEG and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s and PSEG’s directors and executive officers and other participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the definitive joint proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ J. Barry Mitchell
J. Barry Mitchell
Senior Vice President, Treasurer and Chief Financial Officer Exelon Corporation

July 21, 2005